U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
       Date of Report (date of earliest event reported):  February 3, 2003




                              Sooner Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Oklahoma
                            ------------------------
                            (State of Incorporation)

                                    0-18344
                            ------------------------
                            (Commission File Number)

                                   73-1275261
                           --------------------------
                           (IRS Employer I.D. Number)


                                 2534 West I-40
                            Oklahoma City, OK 73108
                                 (405) 236-8332
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
------------------------------------------------------------

     On February 3, 2003 Grant Thornton LLP of Oklahoma City, the principal independent accountants of Sooner Holdings, Inc., resigned.

     The report of Grant Thornton LLP on the financial statements of Sooner for each of its fiscal years ended September 30, 2002 and 2001 contained no adverse opinions or disclaimers of opinion, and were not otherwise modified as to audit scope, or accounting principles. The reports of Grant Thornton LLP on the financial statements of Sooner for each of the past two years ended September 30, 2002 and 2001 did, however, contain explanatory paragraphs describing an uncertainty about Sooner's ability to continue as a going concern.

     During the past two years and all interim periods prior to February 3, 2003 there were no disagreements between Sooner and Grant Thornton LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such periods.

     During the fiscal years ended September 30, 2002 and 2001 and all subsequent interim periods and to February 3, 2003, the date of resignation, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     Sooner delivered a copy of this Form 8-K report to Grant Thornton LLP on February 5, 2003, and requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not Grant Thornton LLP agrees with the above statements. Attached hereto as
Exhibit 16 is a copy of the letter of Grant Thornton LLP to the SEC dated February 5, 2003.

     On February 3, 2003, Sooner Holdings, Inc. engaged Murrell, Hall, McIntosh & Co., PLLP. of Oklahoma City, Oklahoma, as its new principal accountant to audit its consolidated financial statements. Sooner has not consulted with Murrell, Hall, McIntosh & Co., PLLP. on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Sooner's financial statements, or the subject matter of a disagreement on reportable events with the former auditor (as described in Regulation 5-K Item 304(a)(2)).

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(a)     Financial  Statements.

        None

(b)     Exhibits.
        ---------

         16                Letter  of  February 5, 2003  of  Grant Thornton LLP.
                           agreeing with the statements made in this Form 8-K by Sooner Holdings, Inc., concerning Sooner's change of principal independent accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Sooner  Holdings,  Inc.

February  5,  2003

                              --------------------------------------------------
                              R.C.  Cunningham  II
                              Chief  Executive  Officer  and  President

February  5,  2003





Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC  20549

Re:     Sooner  Holdings,  Inc.
        SEC  File  No.  0-18344


Gentlemen:

We have read Item 4 of the Form 8-K of Sooner Holdings, Inc. dated February 3, 2003 and agree with the statements concerning our Firm contained therein.

Very  truly  yours,


/s/  Grant  Thornton  LLP

GRANT  THORNTON  LLP











                                                                      Exhibit 16
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